UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2005
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
Item 2.02. Results of Operations and Financial Condition.
     On July 28, 2005, Western Digital Corporation (the “Company”) announced financial results for the fourth fiscal quarter and fiscal year ended July 1, 2005. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended July 1, 2005 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     The Company’s press release reports net income and earnings per share on a GAAP and a non-GAAP basis for the fourth fiscal quarter and full fiscal year ended July 1, 2005 and for the full fiscal year ended July 2, 2004. The non-GAAP measures presented in the press release for the fourth fiscal quarter and full fiscal year ended July 1, 2005 exclude a $19 million charge for the settlement of a lawsuit. Including this item, net income on a GAAP basis was $41.2 million, or $.19 per share, for the fourth fiscal quarter ended July 1, 2005 and $198.4 million, or $.91 per share, for the full fiscal year ended July 1, 2005. The non-GAAP measures presented for the full fiscal year ended July 2, 2004 exclude $50.4 million of start-up expenses and other one-time charges related to the Company’s acquisition of the assets of Read-Rite Corp. in July 2003, reduced by $1.3 million, the amount of tax expense that would have been recorded had these charges not been incurred. Including these items, net income on a GAAP basis was $151.3 million, or $.70 per share, for the full fiscal year ended July 2, 2004. The Company believes that the non-GAAP measures presented in the press release are useful to investors in comparing the results of the quarter and the full fiscal year with prior periods because they provide investors with a basis to measure the core operating performance of the Company’s business against prior periods without regard to the settlement charge, start-up expenses and other one-time charges described above. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Senior Vice President, Administration, General
Counsel and Secretary
Dated: July 28, 2005

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Western Digital Corporation on July 28, 2005 announcing financial results for the fourth fiscal quarter and fiscal year ended July 1, 2005.

99.2	Fourth Quarter Fiscal Year 2005 Western Digital Corporation Investor Information Summary.